UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):                 March 22, 2004

                                 NCT Group, Inc.
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               (Exact name of Registrant as specified in Charter)



         Delaware                     0-18267                    59-2501025
------------------                ---------------              --------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)




20 Ketchum Street, Westport, Connecticut                             06880
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code:                (203) 226-4447


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Item 5.  Other Events.


     Please refer to our attached press release (Exhibit 99), dated March 22, 2004, relating to the introduction by Avaya Global Services, a subsidiary of Avaya Inc., of their software-based managed service incorporating technology of our subsidiary, Artera Group, Inc. Also, please refer to our May 5, 2003 Current Report on Form 8-K.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  NCT GROUP, INC.
                                                  Registrant


                                                  By:  /s/  Cy E. Hammond
                                                       -------------------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:  March 22, 2004


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